Commitments	12 Months Ended
Jun. 30, 2025
Commitments [Abstract]
Commitments

14 Commitments

(a) Research and development commitments

(i) Pivalate intellectual property

Under the License Agreement, a non-refundable annual license fee is payable to CRT of £9,000 (A$17,500). This is payable within 30 days of the first, second, third and forth anniversaries of the effective date. The first three annual Licence fees has been paid as at 30 June 2025. Within 30 days of the fifth and each subsequent anniversary of the effective date and until the calendar year in which the first commercial sale of a licensed product occurs, Radiopharm shall pay to the CRT £18,000 (A$35,000).

(ii) NeoIndicate intellectual property

Under the License Agreement, a non-refundable annual license fee is payable to NeoIndicate of US$25,000. This is payable within 30 days of the of the effective date. The first three annual License fees has been paid as at the date of this report.